SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2007

BOO KOO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50057	90-0294343
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4951 Airport Parkway, #660, Addison, Texas 75001
(Address of Principal Executive Offices)(Zip Code)

(972) 818-3862
Registrant’s Telephone Number

________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

Agreement and Plan of Merger

Pursuant to the Agreement and Plan of Merger (“Merger Agreement”) dated as of November 16, 2007 by and between Boo Koo Holdings, Inc., a Florida corporation (“Boo Koo Florida”) and BKHI Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Boo Koo Florida (“Boo Koo Delaware” or “Surviving Corporation”), Boo Koo Florida merged with and into Boo Koo Delaware, with Boo Koo Delaware being the surviving entity (the “Reincorporation Merger”). As part of the Reincorporation Merger, the Surviving Corporation changed its name to Boo Koo Holdings, Inc. pursuant to the amended and restated certificate of incorporation for Boo Koo Delaware (“Delaware Certificate”). As a result of the Reincorporation Merger, the legal domicile of the Surviving Corporation is now Delaware. The Reincorporation Merger was consummated solely to move the company’s domicile to Delaware as set forth in Boo Koo Florida’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on November 26, 2007, which description is incorporated by reference herein (the “Proxy Statement”).

The Merger Agreement and Reincorporation Merger were duly approved by the shareholders of Boo Koo Florida at a Special Meeting of Shareholders of Boo Koo Florida held on December 17, 2007 (the “Special Meeting of Shareholders”).

Pursuant to the terms of the Merger Agreement, (i) Boo Koo Florida merged into Boo Koo Delaware, with Boo Koo Delaware being the surviving corporation and Boo Koo Delaware thereby changing its name to Boo Koo Holdings, Inc.; (ii) Boo Koo Delaware succeeded to the ownership of all of Boo Koo Florida’s assets, has the rights, power and privileges and assumed all of the obligations of Boo Koo Florida; (iii) Boo Koo Florida’s existing Board of Directors and officers became the Board of Directors and Officers of Boo Koo Delaware; and (iv) the Delaware Certificate and by-laws of Boo Koo Delaware (“Delaware By-laws”) now govern the Surviving Corporation.

The Reincorporation Merger became effective on December 17, 2007. At the effective time of the Reincorporation Merger, each outstanding share of Boo Koo Florida's common stock, no par value, automatically was converted into one share of common stock of Boo Koo Delaware, $.0001 par value.  Shareholders are not required to exchange their existing stock certificates, which now represent an equivalent number of shares of Boo Koo Delaware common stock. The Reincorporation Merger will not result in any change in the business or principal facilities of Boo Koo Florida. Upon completion of the Reincorporation Merger, the Surviving Corporation shall continue to maintain its principal offices at 4951 Airport Parkway #660, Addison, TX 75001. The common stock of the Surviving Corporation will continue to trade on the Over the Counter Bulletin Board under the symbol “BOKO.OB”.

Following the Reincorporation Merger, the securities of the Surviving Corporation will continue to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by virtue of Rule 12g-3 of the Exchange Act.

The foregoing description of the Merger Agreement is intended to be a summary and is qualified in its entirety by reference to such agreement, which is attached as Exhibit 2.1 and incorporated by reference as if fully set forth herein.

Item 3.03 Material Modification to Rights of Security Holders.

As a result of the Reincorporation Merger disclosed under Item 1.01 above, (i) each outstanding share of Boo Koo Florida common stock, no par value, has been automatically converted into one share of Boo Koo Delaware common stock, par value $.0001 and (ii) all options and other rights to acquire Boo Koo Florida’s common stock outstanding immediately prior to the Reincorporation Merger have also been automatically converted into options and rights to acquire the same number of shares of Boo Koo Delaware common stock, under the same terms and conditions. Upon completion of the Reincorporation Merger, each outstanding certificate representing Boo Koo Florida common stock is deemed, without any action by the shareholder, to represent the same number of share of Boo Koo Delaware common stock. Shareholders do not need to exchange their stock certificates as a result of the Reincorporation Merger.

In accordance with Rule 12g-3 under the Exchange Act, the shares of Boo Koo Delaware common stock will continue to be registered under Section 12(g) of the Exchange Act. Boo Koo Delaware common stock shall continue to trade on the Over the Counter Bulletin board under the symbol “BOKO.OB”.

Prior to the effective date of the Reincorporation Merger, Boo Koo Florida’s corporate affairs were governed by the corporate laws of Florida. The rights of its shareholders were subject to its Articles of Incorporation, as amended, and its By-laws. As a result of the Reincorporation Merger, holders of Boo Koo Florida common stock are now holders of Boo Koo Delaware common stock, and their rights as holders are governed by the General Corporation Law of Delaware and the Delaware Certificate and Delaware By-laws. For a description of the differences between the rights of holders of Boo Koo Florida common stock and Boo Koo Delaware common stock, see “Comparison of Shareholder Rights Before and After the Reincorporation” in the Proxy Statement.

Item 5.02(e) Compensatory Arrangements.

Amendment to 2006 Stock Incentive Plan

On December 17, 2007, the Company amended its 2006 Stock Incentive Plan (the "Plan") to increase the number of shares of common stock available for issuance under the Plan from (a) 4,000,000, to (b) 8,000,000. The Plan, as amended, was duly adopted by the shareholders of Boo Koo Florida at the Special Meeting of Shareholders. Employees (including officers), Directors and Consultants (as defined in the Plan) are eligible to receive stock option or restricted stock awards under the Plan. A description of the Plan is set forth in the Proxy Statement which has been filed with the SEC, which description is incorporated by reference herein.

Item 5.03 Amendment to Certificate of Incorporation.

At the Special Meeting of Shareholders, the shareholders of Boo Koo Florida approved the increase in the shares of the Company’s common stock, par value $.0001, from 40,000,000 to 150,000,000 and the creation of a class of “blank check” preferred stock, par value $.0001, consisting of 5,000,000 shares. The term “blank check” preferred stock refers to stock for which the designations, preferences, conversion rights, and cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof, are determined by the Board of Directors (“Board”) of a company. As such, the Board may, without further action on the part of shareholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which Boo Koo Delaware's securities may then be listed or authorized for quotation, authorize the creation and issuance of 5,000,000 shares of preferred stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Board. The issuance of any series of preferred stock under certain circumstances could adversely affect the voting power or other rights of the holders of common stock, and, under certain circumstances, be used as a means of discouraging, delaying or preventing a change in control of Boo Koo Delaware. The amendment shall become effective on the date the amended and restated certificate of incorporation is filed with the Secretary of State of the State of Delaware. A description of the amendment is set forth in the Proxy Statement which has been filed with the SEC, which description is incorporated by reference herein.

The foregoing description of the Delaware Certificate is intended to be a summary and is qualified in its entirety by reference to such document, which is attached as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1 - Agreement and Plan of Merger dated November 16, 2007 by and between Boo Koo  Holdings, Inc., a Florida corporation ("Boo Koo Florida"), and BKHI Acquisition Corp.  ("Boo Koo Delaware") and a wholly-owned subsidiary of Boo Koo Florida.

3.1 - Amended and Restated Certificate of Incorporation of Boo-Koo Holdings, Inc.

3.2 - By-laws of Boo Koo Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOO KOO HOLDINGS, INC.

	By:	/s/ Stephen C. Ruffini
Name: Stephen C. Ruffini
Title: Chief Financial Officer, Chief Operating Officer and Secretary

Date: December 18, 2007